Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Oliver R. Stanfield, certify that:

1. I have reviewed this Amendment No. 1 to annual report on Form 10-K/A of Echelon Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

ECHELON CORPORATION

Date: March 11, 2010	By:	/s/ Oliver R. Stanfield
Oliver R. Stanfield, Executive Vice President Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)